Exhibit 8.1

Our principal subsidiaries as of December 31, 2016, are listed below. All other subsidiaries, if considered in the aggregate, would not constitute a significant subsidiary under Rule 1-02(w) of Regulation S-X.

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
United States
Added Value LLC	California
AKQA, Inc.	California
Mirum LLC	California
Possible Worldwide, LLC	California
141 Worldwide Boomerang LLC	Delaware
A. Eicoff & Company, Inc.	Delaware
Acceleration eMarketing Inc	Delaware
Action Exchange, Inc.	Delaware
AKQA Corporation	Delaware
ARCTOUCH LLC	Delaware
Benenson Strategy Group, LLC	Delaware
Blue State Digital Inc	Delaware
Bottle Rocket LLC	Delaware
Burson-Marsteller, LLC	Delaware
Catalyst Online LLC	Delaware
CMI Media, LLC	Delaware
Competitive Media Reporting, LLC	Delaware
coretech USA, LLC	Delaware
Dewey Square Group, LLC	Delaware
effectiveUI, Inc.	Delaware
Finsbury LLC	Delaware
Gain Theory, LLC	Delaware
Glover Park Group, LLC	Delaware
Grey Global Group LLC	Delaware
Group M Movie Entertainment Holdings Inc.	Delaware
Group M Worldwide, LLC	Delaware
Group SJR LLC	Delaware
GTB Agency, LLC	Delaware
Hill and Knowlton Strategies LLC	Delaware
Hogarth Worldwide Inc.	Delaware
International Meetings & Science LLC	Delaware
J. Walter Thompson Company LLC	Delaware
J. Walter Thompson U.S.A., LLC	Delaware
Kantar Health LLC	Delaware
Kantar LLC	Delaware
Kantar Retail, LLC	Delaware
KBM Group LLC	Delaware
Landor, LLC	Delaware
Lightspeed, LLC	Delaware
Marketing and Planning Systems LLC	Delaware
Marketing Direct LLC	Delaware
Maxus Communications LLC	Delaware
Mediacom Worldwide LLC	Delaware
Mediaedge:cia, LLC	Delaware
Metavision Media, LLC	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED

Ogilvy CommonHealth Market Access, LLC	Delaware
Ogilvy CommonHealth Worldwide LLC	Delaware
Ogilvy Healthworld, LLC	Delaware
Ogilvy Public Relations Worldwide Inc.	Delaware
OgilvyOne, LLC	Delaware
Penn, Schoen & Berland Associates, LLC	Delaware
PERQ/HCI, LLC	Delaware
Phase Five Communications LLC	Delaware
Possible Mobile, LLC	Delaware
Poster Publicity LLC	Delaware
Rasor Holdings LLC	Delaware
RB/TDM Holdings, LLC	Delaware
Red Fuse New York, LLC	Delaware
Rockfish Interactive LLC	Delaware
Spafax Networks LLC	Delaware
Sudler & Hennessey, LLC	Delaware
Swift Possible, LLC	Delaware
Taxi Inc.	Delaware
Team Garage LLC	Delaware
The Exchange Lab Inc	Delaware
The Futures Company Worldwide LLC	Delaware
The Lacek Group LLC	Delaware
Viscira, LLC	Delaware
WPP Group Holdings Corp. II	Delaware
WPP Group U.S. Finance LLC	Delaware
WPP Group USA, Inc	Delaware
WPPIH 2001, Inc	Delaware
Wunderman Data Management, LLC	Delaware
Xaxis US, LLC	Delaware
Xaxis, Inc.	Delaware
Young & Rubicam Inc.	Delaware
iStrategyLabs, LLC	District of Columbia
Reese Communications, Inc.	District of Columbia
VML, Inc.	Missouri
Wunderman Worldwide, LLC	Nevada
Essence Digital, Inc	New York
Geometry Global LLC	New York
GHG GreyHealth Group LLC	New York
Mindshare USA, LLC	New York
Ogilvy & Mather Worldwide, LLC	New York
GWE LLC	New York
The Ogilvy Group, LLC	New York
TNS US, LLC	Pennsylvania
Public Strategies, Inc.	Texas

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Non-US
Mediacom Argentina S.A.	Argentina
MindShare Argentina S.A.	Argentina
Active Sites Alive Pty Limited	Australia
George Patterson Y&R Pty Limited	Australia
GroupM Communications Pty Ltd	Australia
M Media Group Pty Ltd	Australia
Mediacom Australia Pty Limited	Australia
Mediaedge:cia Pty Ltd	Australia
Taylor Nelson Sofres Australia Pty Limited	Australia
WPP AUNZ LIMITED	Australia
MediaCom – die Kommunikationsagentur GmbH	Austria
MindShare GmbH & Co KG	Austria
J Walter Thompson - Bahrain WLL	Bahrain
J Walter Thompson Middle East and North Africa E.C.	Bahrain
Mediacom Middle East & North Africa Holding W.L.L.	Bahrain
MediaCom Belgium SA	Belgium
FBZ Participacoes S.A.	Brazil
GPAT S.A. - Propaganda e Publicidade	Brazil
IBOPE Monitor de Meios Publicitários Ltda.	Brazil
IBOPE Monitor de Verificação Publicitária Ltda	Brazil
J Walter Thompson Publicidade Ltda	Brazil
KANTAR IBOPE Pesquisa de Mídia Ltda.	Brazil
Maristela Mafei Participações S.A.	Brazil
Mídia 123 Serviços de Publicidade Via Internet Ltda.	Brazil
Newdesign Participações Ltda	Brazil
Ogilvy & Mather Brasil Comunicação Ltda	Brazil
WPP Ideal Participações Ltda	Brazil
WPP Kantar Participações Ltda.	Brazil
Blast Radius Inc.	Canada
Entreprise de Communications Tank Inc.	Canada
J. Walter Thompson Company Limited La Compagnie J. Walter Thompson Limitee	Canada
Maxus Canada Ltd	Canada
Media Buying Services ULC	Canada
MindShare Canada	Canada
The Young & Rubicam Group of Companies ULC	Canada
WPP Group Canada Finance, Inc.	Canada
Always (Shanghai) Marketing Services Co Ltd	China
Beijing Benpao Century Technology Development Co.,Ltd.	China
Beijing WDT Advertising Co. Ltd	China
Blue Hive Shanghai Advertising Co Ltd	China

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
GroupM (Shanghai) Advertising Co. Ltd	China
GroupM Market Advertising Co. Ltd.	China
Guangzhou Dawson Marketing Communication Co. Ltd	China
Hill & Knowlton (China) Public Relations Co Ltd	China
J.Walter Thompson Bridge Advertising Co. Ltd.	China
Kinetic Advertising (Shanghai) Co. Ltd	China
Liaoning Ogilvy Jiasheng Advertising Co. Ltd	China
Millward Brown ACSR Co. Ltd	China
Shanghai Linjie Marketing Services Co. Ltd.	China
Shanghai Ogilvy & Mather Advertising Ltd	China
Shanghai SocialThink Advertising Co., Ltd.	China
Sinotrust International Information & Consulting (Beijing) Co. Ltd.	China
TNS China Co., Ltd	China
GroupM s.r.o.	Czech Republic
MAXUS Czech Republic s.r.o.	Czech Republic
MediaCom Praha s.r.o.	Czech Republic
MediaCom Danmark A/S	Denmark
Millward Brown Denmark ApS	Denmark
WPP Holding Denmark A/S	Denmark
Mirum Agency Oy	Finland
Argonautes SA	France
Conexance MD SAS	France
Grey Paris SAS	France
Kantar SAS	France
KR MEDIA France SAS	France
Le Lab Consulting SAS	France
Mediacom Paris SA	France
Ogilvy & Mather S.A.S	France
Poster Conseil SAS	France
Regional Management Group SAS	France
Screenbase SAS	France
Sofres Asia Pacific SAS	France
Taylor Nelson Sofres SAS	France
Advanced Techniques Group (ATG) GmbH	Germany
Commarco GmbH 120274	Germany
EMNID Gesellschaft mit beschränkter Haftung	Germany
gkk DialogGroup GmbH	Germany
GREY Düsseldorf GmbH	Germany
GroupM Competence Center GmbH	Germany
GTB Germany GmbH	Germany
HERING SCHUPPENER Healthcare Unternehmensberatung für Gesundheitskommunikation GmbH	Germany

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Hirschen Group GmbH	Germany
iconmobile GmbH	Germany
L’Équipe L’Oréal GmbH	Germany
Mather Direct GmbH	Germany
Maxus Communications GmbH	Germany
MEC GmbH	Germany
MediaCom Agentur für Media-Beratung GmbH	Germany
PATH GmbH	Germany
POSSIBLE Worldwide GmbH	Germany
Quisma GmbH	Germany
Syzygy AG	Germany
WPP Deutschland Holding GmbH & Co. KG	Germany
WPP Marketing Communications Germany GmbH	Germany
WPP Media Holdings GmbH	Germany
Young & Rubicam Group Germany GmbH	Germany
ZEG-Zentrum für Epidemiologie und Gesundheitsforschung Berlin GmbH	Germany
Agenda Group (Asia) Limited	Hong Kong
BATES CHINA LIMITED	Hong Kong
David Communications Group Limited	Hong Kong
GroupM Limited	Hong Kong
Maxus Communications Limited (Hong Kong)	Hong Kong
Mediacom Limited	Hong Kong
Mediaedge:CIA Hong Kong Pte Limited	Hong Kong
MindShare Hong Kong Limited	Hong Kong
Ogilvy & Mather Marketing Communications Limited	Hong Kong
WPP Marketing Communications (Hong Kong) Limited	Hong Kong
Maxus Hungary Kft	Hungary
AnalyticsQuotient Services India Private Limited	India
Encompass Events Private Ltd	India
GroupM Media India Pvt Ltd	India
Hindustan Thompson Associates Private Limited	India
Kinetic Advertising India Private Limited	India
MediaCom Communications Pvt Ltd	India
Mediaedge:cia India Pvt Ltd	India
Millward Brown Market Research Services India Private Ltd	India
Ogilvy & Mather Pvt Ltd	India
TNS India Private Limited	India
PT Indo-Ad Inc	Indonesia
Lansdowne Market Research Ltd	Ireland
WPP Ireland Limited	Ireland

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
FAST Srl	Italy
GroupM plus Srl	Italy
GroupM Srl	Italy
Maximize Srl	Italy
MAXUS MC2 Spa	Italy
Maxus Srl	Italy
MEC Italia srl	Italy
Mediacom Italia Srl	Italy
Xtel Srl	Italy
David Communications KK	Japan
Geometry Global Japan GK	Japan
Grey Worldwide Inc (Japan)	Japan
GroupM Japan KK	Japan
J Walter Thompson Japan GK	Japan
Kantar Japan KK	Japan
Scanad Kenya Limited	Kenya
WPP Scangroup Limited	Kenya
WPP Luxembourg Gamma Sarl	Luxembourg
WPP Luxembourg Gamma Three Sarl	Luxembourg
WPP Luxembourg Sarl	Luxembourg
Geometry Global Sdn Bhd	Malaysia
WPP Marketing Communications (Malaysia) Sdn Bhd	Malaysia
MindShare de México, S.A. de C.V.	Mexico
Mirum, S.A. de C.V.	Mexico
The GroupM ESP Clever Company S.R.L. de C.V.	Mexico
The Media Edge, S. de R.L. de C.V.	Mexico
Worldwide Mediacom México, S.A. de C.V.	Mexico
WPP México, S. de R.L. de C.V.	Mexico
Bannerconnect B.V.	Netherlands
Berkeley Square Holding BV	Netherlands
Cavendish Square Holding BV	Netherlands
Dolphin Square Holding B.V.	Netherlands
Greenhouse Group B.V.	Netherlands
GroupM B.V.	Netherlands
Lightspeed Research B.V.	Netherlands
MediaCom B.V.	Netherlands
Millward Brown/Centrum BV	Netherlands
Russell Square Holding BV	Netherlands
Taylor Nelson Sofres BV	Netherlands
TNS Nipo BV	Netherlands
WPP Holdings (Holland) B.V.	Netherlands
WPP Lincoln Square B.V.	Netherlands
WPP Minotaur B.V.	Netherlands
WPP Purgos Two B.V.	Netherlands
WPP Square one B.V	Netherlands
WPP US Investments BV	Netherlands
TNS New Zealand Ltd	New Zealand

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
WPP Holdings (New Zealand) Limited	New Zealand
MediaCom AS (Norway)	Norway
GroupM Pakistan (Private) Ltd	Pakistan
Memac Ogilvy & Mather Holding Inc.	Panama
Circus Grey Peru S.A.C.	Peru
Kantar Philippines, Inc.	Philippines
MEC Sp.z.o.o	Poland
MediaCom - Warszawa Sp.z.o.o.	Poland
Millward Brown S.A.	Poland
MindShare Polska Sp. z.o.o.	Poland
Media Insight - Tempo e Meios Publicitarios, Lda	Portugal
Mediaedge:CIA - Servicos Publicitarios Ltda	Portugal
Diamond Ogilvy LLC	Republic of Korea
Grey Worldwide Korea Inc.	Republic of Korea
Taylor Nelson Sofres Korea Ltd	Republic of Korea
Vinyl I-Co. Ltd.	Republic of Korea
Grape LLC	Russia
LLC ‘GroupM’	Russia
LLC ‘Maxus’	Russia
LLC ‘MEC’	Russia
LLC ‘Mindshare’	Russia
Mediacom LLC (Russia)	Russia
Millward Brown ARMI-Marketing LLC	Russia
Mindshare For Advertising and Promotion Company L.L.C	Saudi Arabia
GroupM Asia Pacific Holdings Pte Ltd	Singapore
GroupM Singapore Pte Ltd	Singapore
J Walter Thompson (Singapore) Pte Ltd	Singapore
Ogilvy & Mather (Singapore) Private Ltd	Singapore
Scotts Road Management Services LLP	Singapore
Geometry Global Johannesburg (Pty) Ltd	South Africa
Grey Group South Africa (Proprietary) Limited	South Africa
Mediaedge:cia (Proprietary) Limited	South Africa
Mindshare South Africa (Cape) (Proprietary) Limited	South Africa
Quirk Cape Town (Pty) Ltd	South Africa
The Customer Equity Company (SA) (PTY) Limited	South Africa
GroupM Publicidad Worldwide SA	Spain
Kantar Media S.A.	Spain
Maxus Spain SL	Spain
MEC Publicidad Iberia SL	Spain
Mediacom Iberia SA	Spain
Millward Brown Spain SAU	Spain
Mindshare Spain SA	Spain

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Taylor Nelson Sofres S.A. (in Spain)	Spain
WPP Holdings Spain, S.L.	Spain
Mediacommunications Sverige I Stockholm AB	Sweden
Mediaedge:cia Sweden AB	Sweden
The Core Company AB	Sweden
Mediacom AG	Switzerland
Mediaedge:cia Taiwan Ltd	Taiwan
WPP (Thailand) Ltd	Thailand
GroupM Medya Hizmetleri Ltd Sti	Turkey
MEC Ýletiþim Planlama Hizmetleri Limited Þirketi	Turkey
MediaCom Istanbul Medya Hizmetleri A.S.	Turkey
Mindshare Medya Hizmetleri A.S.	Turkey
Asdaa Advertising FZ LLC	United Arab Emirates
CB’a Memac FZ LLC	United Arab Emirates
MEC MENA FZ LLC	United Arab Emirates
Mindshare Advertising LLC	United Arab Emirates
Team Gulf Advertising LLC	United Arab Emirates
Added Value Limited	United Kingdom
Addison Corporate Marketing Limited	United Kingdom
AKQA Limited	United Kingdom
Art Company (Creative Services) Limited (The)	United Kingdom
Axicom Limited	United Kingdom
Beaumont Square	United Kingdom
Bisqit Design Limited	United Kingdom
Bookmark Communciations Ltd	United Kingdom
Chi & Partners Limited	United Kingdom
Cognifide Limited	United Kingdom
Cordiant Communications Group Limited	United Kingdom
Creative Services Unit Limited	United Kingdom
Dialogue Marketing Partnership Limited	United Kingdom
EffectiveBrands Limited	United Kingdom
Enduring Organisation Three	United Kingdom
Essence Digital Group Limited	United Kingdom
Fitch Design Consultants Limited	United Kingdom
G2 Branding and Design Limited	United Kingdom
GroupM Entertainment Limited	United Kingdom
GROUPM UK Ltd	United Kingdom
Hogarth Worldwide Limited	United Kingdom
J. Walter Thompson Company Limited (UK)	United Kingdom
J. Walter Thompson Group Limited	United Kingdom
Kantar Media UK Ltd	United Kingdom
Kinetic Worldwide Limited	United Kingdom
KR Media UK Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Lightspeed Research Ltd	United Kingdom
Mando Corporation Limited	United Kingdom
Maxus Communications (UK) Limited	United Kingdom
MediaCom Group Limited	United Kingdom
Mediacom North Limited	United Kingdom
Mediaedge:cia International Limited	United Kingdom
Mediaedge:CIA UK Limited	United Kingdom
Mediaedge:CIA Worldwide Limited	United Kingdom
Millward Brown UK Limited	United Kingdom
Mindshare Media UK Limited	United Kingdom
Mortimer Square Limited	United Kingdom
MSIX Communications Limited	United Kingdom
Newcrosse Limited	United Kingdom
Ogilvy & Mather Group (Holdings) Limited	United Kingdom
Ogilvyone Business Limited	United Kingdom
OgilvyOne Limited	United Kingdom
Outrider Limited	United Kingdom
Permanent Organisation Two	United Kingdom
Potato London Ltd	United Kingdom
Precise Media Monitoring Limited	United Kingdom
ReadySquare Limited	United Kingdom
Research International Group Limited	United Kingdom
Salmon Limited	United Kingdom
Sampson Tyrrell Corporate Marketing Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
SCI Scientific Communications and Information UK Ltd	United Kingdom
Spafax Airline Network Limited	United Kingdom
Stickleback Limited	United Kingdom
The Farm Post Production Limited	United Kingdom
The Finsbury Group Limited	United Kingdom
TNS Group Holdings Limited	United Kingdom
TNS UK Limited	United Kingdom
TNS-NFO US	United Kingdom
WPP 2005 Limited	United Kingdom
WPP AMC Holdings	United Kingdom
WPP Beans Limited	United Kingdom
WPP Finance Co. Limited	United Kingdom
WPP Group (UK) Ltd	United Kingdom
WPP Investments Limited	United Kingdom
WPP Jubilee Limited	United Kingdom
WPP Ottawa Ltd	United Kingdom
WPP Sparkle Limited	United Kingdom
WPP Toronto Ltd	United Kingdom
WPP Unicorn Limited	United Kingdom
Xaxis Technology Limited	United Kingdom
Young & Rubicam Group Limited	United Kingdom
Young & Rubicam Holdings (UK) Limited	United Kingdom
WPP Media Ltd	Vietnam